UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2026

QXO, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38063	16-1633636
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Five American Lane Greenwich, Connecticut (Address of principal executive offices)	06831 (Zip Code)

Registrant’s telephone number, including area code: 888-998-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.00001 per share	QXO	New York Stock Exchange
Depositary Shares, each representing a 1/20th interest in a share of 5.50% Series B Mandatory Convertible Preferred Stock, par value $0.001 per share	QXO.PRB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

This Current Report on Form 8-K is being filed in connection with the completion by QXO, Inc., a Delaware corporation (“QXO”), of the acquisition of Kodiak Building Partners Inc., a Delaware corporation (“Kodiak”), pursuant to the Agreement and Plan of Merger, dated as of February 10, 2026 (the “Merger Agreement”), by and among QXO, Kodiak, Juno Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of QXO (“Merger Sub”) and CSC Shareholder Services LLC, in its capacity as shareholder representative.

Item 2.01	Completion of Acquisition or Disposition of Assets.

On April 1, 2026, pursuant to the terms of the Merger Agreement, Merger Sub merged with and into Kodiak (the “Merger”), with Kodiak surviving the Merger as an indirect, wholly owned subsidiary of QXO. At the effective time of the Merger (the “Effective Time”), QXO paid to equityholders of Kodiak (“Kodiak Stockholders”) an amount in cash equal to $2,000,000,000 (subject to customary adjustments for working capital, indebtedness, cash and transaction expenses as set forth in the Merger Agreement) plus 13,157,895 shares (the “Consideration Shares”) of QXO common stock, par value $0.00001 per share (“QXO Common Stock”). Pursuant to the Merger Agreement, QXO has the right to repurchase the Consideration Shares for $40 per share at any time, subject to the terms and conditions set forth in the Merger Agreement.

Concurrently with the execution of the Merger Agreement, certain employees of Kodiak entered into Rollover Agreements (the “Rollover Agreements”) with QXO. Immediately following the Effective Time, pursuant to such Rollover Agreements, each such employee re-invested a portion of their after-tax cash proceeds received as merger consideration in exchange for shares of QXO Common Stock.

The foregoing description of the Merger and the Merger Agreement in this Item 2.01 does not purport to be complete and is subject to, and qualified in its entirety by, reference to the full text of the Merger Agreement. A copy of the Merger Agreement is filed as Exhibit 2.1 to QXO’s Current Report on Form 8-K, filed with the Securities and Exchange Commission (the “SEC”) on February 11, 2026.

Item 3.03	Material Modification to Rights of Security Holders.

On April 1, 2026, QXO filed a certificate of designations (the “Certificate of Designations”) with the Secretary of State of the State of Delaware to establish the preferences, limitations and relative rights of QXO’s Series C Convertible Perpetual Preferred Stock (the “Series C Preferred Stock”). The Certificate of Designations became effective upon filing.

The Series C Preferred Stock will accrue dividends (which may be paid in cash or, subject to certain limitations, in shares of QXO Common Stock or in any combination of cash and QXO Common Stock) at a rate per annum equal to 4.75% on the stated value thereof, which is initially $10,000 per share, payable when, as and if declared by QXO’s board of directors, on the last day of March, June, September and December of each year, beginning on June 30, 2026. Holders of Series C Preferred Stock will be entitled to vote with the holders of QXO Common Stock on an as-converted basis, voting together as a single class, on all matters presented to the holders of QXO Common Stock, except as required by Delaware law, subject to certain requirements as described in the Investment Agreement, dated as of January 5, 2026, among QXO and the investors party thereto.

The Series C Preferred Stock is, at the option of the holders thereof at any time and from time to time, convertible into QXO Common Stock at an initial conversion price of $23.25 per share of QXO Common Stock, which is subject to customary anti-dilution protections. Upon the occurrence of a fundamental change of QXO (i) in certain circumstances, QXO will be obligated to pay a customary fundamental change make-whole premium on the Series C Preferred Stock converted in connection with such fundamental change by increasing the conversion rate on such Series C Preferred Stock and (ii) QXO will be obligated to offer to redeem all of the Series C Preferred Stock for a price in cash equal to the stated value thereof, plus accrued and unpaid dividends thereon.

Subject to certain exceptions, so long as any share of Series C Preferred Stock remains outstanding, (i) no dividend may be paid on QXO Common Stock or any other shares of junior securities or parity securities so long as any compounded dividends on the Series C Preferred Stock have not been paid in cash or registered shares of QXO Common Stock and (ii) without prior written approval of holders of at least a majority of the then-outstanding shares of Series C Preferred Stock, no QXO Common Stock or other junior securities may be repurchased or redeemed by QXO.

In addition, in an insolvency event, each holder of Series C Preferred Stock will be entitled to receive a liquidation preference in the amount equal to the greater of (i) the stated value thereof, plus accrued and unpaid dividends and (ii) the as-converted value, in each case, to be paid out of QXO’s assets available for distribution to QXO’s stockholders, pari passu with any payment to the holders of any parity securities, after satisfaction of liabilities to QXO’s creditors and holders of any senior securities and before any distribution or payment is made to holders of junior securities, including the QXO Common Stock.

The foregoing description of the terms of the Certificate of Designations is qualified in its entirety by reference to the Certificate of Designations, a copy of which is filed as Exhibit 3.1 hereto and is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth under Item 3.03 of this Current Report on Form 8-K is hereby incorporated by reference in this Item 5.03.

Item 7.01	Regulation FD Disclosure.

On April 1, 2026, QXO issued a press release. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The information furnished in Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section and shall not be deemed to be incorporated by reference into any filing of QXO under the Exchange Act or the Securities Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of February 10, 2026, by and among QXO, Inc., Kodiak Building Partners Inc., Juno Merger Sub, Inc. and CSC Shareholder Services LLC (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by QXO with the SEC on February 11, 2026).*
3.1	Certificate of Designations of Series C Convertible Perpetual Preferred Stock, filed with the Secretary of State of the State of Delaware and effective April 1, 2026.
99.1	Press Release, dated April 1, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Schedules and/or exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. QXO agrees to furnish supplementally a copy of any omitted schedules and/or exhibits to the SEC on a confidential basis upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 1, 2026

QXO, INC.

By:	/s/ Christopher Signorello
	Name:	Christopher Signorello
	Title:	Chief Legal Officer